EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                        OF DELTA PETROLEUM CORPORATION
                      PURSUANT TO 18 U.S.C. SECTION 1350

I hereby certify that, to the best of my knowledge, the Annual Report on Form 10-K of Delta Petroleum Corporation for the period ending June 30, 2005:

(1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Delta Petroleum Corporation.


/s/ Roger A. Parker
Roger A. Parker
Chief Executive Officer
October 28, 2005

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Delta Petroleum Corporation and will be retained by Delta Petroleum Corporation and furnished to the Securities and Exchange Commission upon request.